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                                                                 EXHIBIT 10.4(b)
                                                                       2004 10-K

PLEXUS CORP.
SUMMARY OF BOARD COMPENSATION -- 12/04
(OUTSIDE DIRECTORS)
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                                                                                       FY2005
                                                                                  (Effective 11/04)        FY2004
                                                                                  -----------------    ---------------
CASH COMPENSATION
BOARD MEETINGS
Annual Retainer Fee                                                                    $25,000             $20,000
Meeting Fee - in person / not in person                                            $2,000 / $1,000     $2,000 / $1,000

COMMITTEE COMPENSATION
AUDIT
Chairman Retainer                                                                      $7,500              $4,000
Committee Meeting Fee (including Chairman's participation in                        $1,000 / $500       $1,000 / $500
periodic conference calls with auditors to review financial
disclosures)  - in person / not in person
COMPENSATION
Chairman Retainer                                                                      $5,000              $2,000
Committee Meeting Fee - in person / not in person                                   $1,000 / $500       $1,000 / $500
NOMINATING & CORP GOVERNANCE
Chairman Retainer                                                                      $5,000              $2,000
Committee Meeting Fee - in person / not in person                                   $1,000 / $500       $1,000 / $500

Directors are also reimbursed for their travel expenses for attending meetings.

No compensation for board service is paid to directors who are full-time executive officers or employees of the Company.

Directors who are not officers or employees are also eligible for stock option awards under the 1995 Directors' Stock Option Plan; no further options may be granted thereunder after December 31, 2004. Directors will be eligible to participate in awards under the 2005 Equity Incentive Plan, if that plan is approved by Plexus shareholders. The following information summarized directors'
option grants in fiscal 2004 and 2005:
EQUITY COMPENSATION
Annual # of Options Granted (on 12/1, in the case of grants
under the 1995 Plan)                                                                    6,000               6,000
Stock Price at Grant                                                                   $14.055             $18.125


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